UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-5833

T. Rowe Price Institutional International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2009

Item 1: Report to Shareholders

Institutional Foreign Equity Fund	October 31, 2009

Highlights

• International stock markets rallied off their mid-March lows, recording solid gains for the 12 months ended October 31, 2009.

• Your fund posted good results for its fiscal year, powered by our financials holdings and, to a lesser degree, by our consumer staples and information technology stocks.

• We opportunistically added to our positions in emerging markets, which we believe hold the prospect for significant long-term gains.

• We are encouraged by the number of companies that offer excellent growth opportunities in international stock markets. Our focus is on owning companies with good global franchises that can grow their earnings and cash flow at a double-digit rate over the long term.

The views and opinions in this report were current as of October 31, 2009. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

Manager’s Letter
T. Rowe Price Institutional Foreign Equity Fund

Dear Investor

We are pleased to report good results for the fiscal year ended October 31, 2009. The fund’s especially strong recovery after the devastating bear market was largely due to our conviction in our analysts’ best ideas. Investors have endured an extremely challenging environment over the past 12 months, but equity markets appear to have bottomed eight months ago and almost universally ended the reporting period higher than they were a year ago. We believe emerging economies offer strong growth prospects, and we have positioned the portfolio to capitalize on their strength. The portfolio remains broadly diversified but focused on companies with the best long-term growth prospects.

The Institutional Foreign Equity Fund posted a 37.33% gain for the last six months and a 37.96% return for the 12-month period ended October 31, 2009. As shown in the Performance Comparison table, the fund outperformed the Lipper International Large-Cap Growth Funds Average and the benchmark MSCI All Country World ex-U.S.A. Index. In July, Lipper moved your fund from the international large-cap core funds category into the international large-cap growth funds category, and we agree that this change better reflects the fund’s investment focus. Performance versus the MSCI index benefited from stock selection, especially in financials and consumer staples. Although positive contributors, the health care and utilities sectors were the fund’s poorest performers versus the MSCI index. In general, the portfolio’s emerging markets holdings were good contributors. Our heavier exposure and stock selection in Latin America helped our results in comparison with the MSCI benchmark.

Portfolio Strategy

Through the market meltdown in 2008 and into the early part of 2009, we stuck with our core investment philosophy—buying high-quality growth companies that have a competitive advantage in their respective markets. We believe that over the long term, stock prices move with earnings and cash flow growth, meaning simply that if a company grows free cash flow by 15% a year, its stock should appreciate at roughly the same rate. We search for companies we think can generate double-digit earnings growth over time by participating in expanding markets, taking market share, or improving profitability at a rate much faster than sales. We think that if we can find those companies and pay a fair price for their stock, we can compound absolute returns at double-digit levels and provide solid long-term relative returns.

With this objective in mind, our industry analysts, as well as other T. Rowe Price portfolio managers, research and travel the world to find companies that fit these criteria. We look for the best non-U.S. stocks wherever we may find them rather than employing a regional or country focus. While we keep a weather eye on broad economic conditions in regions and countries, the portfolio composition is primarily determined by individual stock considerations.

Market Review

As I sit down to write this annual report, I’m thinking to myself, did it really happen? The “it” I refer to is the global equity markets meltdown, which lasted from early September 2008 into the first week of March 2009. It was the second- or third-largest decline for a six-month period over the last 100 years, depending on the performance yardstick you’re using. In my shareholder letter six months ago, I attempted to describe that period through individual stories. Although I felt that the market was pricing in a dire scenario, which appeared to be a very unlikely outcome, my team and I battened down the hatches and braced for the worst.

Although it happened, the economic and stock markets maelstrom passed without sinking the fleet. I’m pleased to report that investors are beginning to price in a return to normal. When we talk to the management teams running the companies in our portfolio, we see and hear them planning for the future. I think that normal will be somewhat different going forward and that the other side of the hill will have a different terrain. Our job is to discern the best course for the “new normal,” and how stocks and markets will respond and perform on the other side. Nevertheless, we’re clearly not out of the woods. Credit markets are in better shape but still face significant challenges, and global economies, while showing signs of reviving, are not yet firing on all cylinders.

At this time, our investment decisions are being shaped by the following views:

• Economies are improving in all regions.

• Companies exposed to the U.S. consumer will face strong headwinds for a long time.

• Consumer spending in emerging countries is going to be a strong global growth driver.

• Capital will be more choosy (borrowers will need to be creditworthy and able to demonstrate their ability to repay funds).

• Financials, especially in the banking segment, will face higher capital requirements, which will mean more regulation and lower return on equity.

Portfolio Positioning

As bottom-up stock pickers, we analyze every company for several criteria. First, we determine the quality of its management, its growth potential, and its ability to generate cash flow over time. We attempt to discern if the management team is effective in deploying its free cash flow. We also look to see if the company is taking market share and whether it has pricing power. We think that every company in our portfolio has answered these questions with a positive response. The second key question we ask is whether the stock, at current prices, offers a good risk/reward proposition over the next few years. The answer to this question determines our buying and selling decisions and, ultimately, the size of the positions in the portfolio.

During the global markets meltdown, we shifted the portfolio’s emphasis toward owning bigger positions in faster-growing companies and those that were more economically sensitive because they answered the second question better than they had at the peak of the market. However, in recent months, we have trimmed some of those holdings as the risk/reward potential became less compelling. It’s somewhat like the trade-off shoppers make between steak and ground beef. Consumers will order more steak when the price differential to ground beef is low, and they will buy more ground beef when the price differential is high. We will similarly shift the portfolio’s mix of holdings for the best risk/reward opportunity.

Portfolio Review

It seems increasingly likely that our assessment of an equity market bottom in early March—made in our previous shareholder letter—will prove to be correct. We also said, “The economic recovery is likely to progress in fits and starts, and the next up-leg will require tangible economic and earnings improvement from currently depressed levels.” We are pleased to report that we are starting to see improved earnings forecasts from many companies. We still think it makes sense to remain overweight in emerging markets. We have maintained our large allocations in Latin American and Asian emerging markets, and they have performed exceptionally well. Although our regional allocations have changed very little over the past six months, we have strategically taken profits in sectors that have generated outsized gains.

Where We Were Positioned and Why
We are pleased with performance in the last six months. Our goal is to always improve the quality of companies in the portfolio, and we remain vigilant in managing risks relative to the potential return of our holdings. Because we think it is likely that the bulk of the “easy gains” have already been reaped in international markets, we have become more defensive. In general, we now favor stable companies that pay dividends and can grow their earnings at a double-digit pace.

The portfolio’s financials holdings were far and away the best performers over the past six months. The sector had been among the worst performers in prior reporting periods, and we took advantage of the weakness by building positions in the strongest companies. Commercial banks and insurers were the two best-performing industries within the sector. Banco Santander and National Bank of Greece, two of the fund’s largest holdings, generated excellent returns. Standard Chartered is a good example of a company based in a mature market that generates a significant portion of its revenue in developing markets. The multinational corporation provides commercial banking services to companies and institutions in Asia, Africa, Europe, the Middle East, and the Americas. It was also a top 10 contributor for the past six months. (Please refer to the portfolio of investments for a complete listing of holdings and the amount each represents in the portfolio.)

However, as the entire sector rallied over the last six months, we trimmed several holdings that we believed had run too far, too fast. We took profits and eliminated our position in Allied Irish Bank as the stock rebounded and the Irish government took steps to stabilize its banking industry. We also closed out our position in Sberbank, which had performed well. In the insurance segment, we recorded good gains in AXA and Aflac. Among our diversified financial services holdings, we trimmed our profitable position in Bm&F Bovespa, which controls the Sao Paulo stock exchange and Brazil’s commodities and futures exchanges.

Six months ago, we said that we were willing to take advantage of investors’ fear of owning companies with a large amount of debt, such as consumer staples giant Anheuser-Busch InBev, to which we had made significant additions. It generated good results during the market meltdown and was a top contributor for the last six months. We like the company for its strong cash flow generation and think that investors now have a better perspective on the company’s debt and management’s ability to service it.

Other strong performers from the consumer staples sector included Portuguese food retailer Jeronimo Martins and Switzerland-based Nestle. Both appear to be steady double-digit growers that we think can improve revenues and cash flows. We significantly added to our position in Shoppers Drug Mart, which has lagged the market and the consumer staples sector. Shoppers is Canada’s largest drug store chain and a high-quality, well-managed market leader positioned to continue to take market share from its weaker competitors. However, the stock has been weak due to concerns about regulation in generic drugs. We initiated a position in Want Want China Holdings to increase our exposure to the Chinese consumer. It is one of the largest food and beverage companies in China with leading positions in several child-focused product categories, such as rice crackers and milk.

Our information technology holdings were the best contributors in the first half of our fiscal year and continued to perform well over the last six months. The sector’s returns were led by Internet software and services stocks. We view Internet companies as appealing because they have a low fixed-cost base and minimal capital costs, and they typically generate predictable cash flow and have unleveraged balance sheets.

We have a large allocation in Chinese Internet software and services companies because we believe China will be one of the first countries to recover from the recession and can generate durable economic growth. Additionally, the government has demonstrated that it will take the necessary steps to revive its ailing economy. It made sense to buy these companies in a slow period and when investors were fearful—an example of our willingness to buy solid growth stocks at depressed prices.

The portfolio benefited from the strong gains in our longtime position in Tencent Holdings. The company, also referred to as QQ, is the most popular free instant messaging service in China and one of the most popular in the world. Other notable contributors in the sector included Hon Hai Precision and ASML, which is an electronic equipment and semiconductor manufacturer. We also took profits and eliminated our position in Infosys Technologies. We believe the current valuations for the Indian global tech services provider will prove to be unsustainable given the uncertain demand outlook for India’s information technology sector. We sold our entire stake in Alcatel-Lucent because of its volatility, the uncertainty about global wireless spending, and concerns about management’s performance.

Every sector in the portfolio posted gains in the past six months, but utilities and materials—which represent very small allocations—were weakest. Our largest detractors were spread across a variety of sectors. Health care holding Lonza Group posted a significant loss for the six-month period. The Swiss life sciences and biotechnology services provider fell on unexpectedly poor quarterly results at the end of the reporting period and downward revisions to its order backlog. We also held a few information technology stocks that declined in the past six months. Software manufacturers Ubisoft Entertainment and Nintendo, which we trimmed, were weak, as was BlackBerry maker Research In Motion, a communications equipment industry holding. In the consumer discretionary sector, our large position in Shaw Communications and our recent purchase of British Sky Broadcasting performed poorly.

Investment Outlook

It is highly likely that returns across international markets over the next 12 to 18 months will be much more muted than we have enjoyed over the past eight months. Coming off a bear market of historic proportions, international markets have already recorded significant gains from their lows. Clearly, the most bullish case can be made for emerging markets—but with the caveat that many of them have already rallied more than 50% and several have posted gains in the 100% range. We see good opportunities in consumer-related (Internet and retail) emerging markets stocks, especially in Brazil, China, and India, and our current allocation to developing markets reflects that optimism. We are also buying global infrastructure companies—especially those that generate some of their revenues in emerging markets. Even though valuations are not nearly as compelling as they were eight months ago, we think emerging markets are attractive compared with their longer-term compound growth potential.

Euro zone growth and profit forecasts are starting to improve from extremely depressed levels in 2008. Valuations are not demanding—price-to-earnings and price-to-book values are historically low, and dividend yields on stocks are marginally above the yield on 10-year bonds—which leads us to believe that earnings could surprise on the upside, sparking a near-term, 6- to 12-month rally in the region. Our concern is that longer-term economic growth (more than three years) is likely to remain subdued.

In Japan, foreign investment is fading, wages are falling faster than prices, and capacity utilization plunged in 2009. Overall, there is little reason for bullishness on the broad Japanese market over the intermediate term. That said, there are bright spots in select industries, and several companies offer very attractive return potential. In automobiles, for example, Toyota is the best-in-class manufacturer of hybrids. I also see opportunities to invest in Japanese technology and machinery companies and global companies with solid valuations, such as Mitsubishi and Mitsui. Additionally, Japan will benefit from its proximity to the fast-growing Chinese market.

The global economy is healing. I believe that the improvement we saw in the third quarter will carry through into the fourth, and businesses can show sequential improvement. A second positive factor for stocks is abundant liquidity. There is a lot of money tucked into safe places that can move into stocks. Those two things can work positively for equities. The negative for many companies is the three- to five-year demand scenario, which is average at best. Companies that sell to the U.S. consumer or lend to the U.S. consumer and other mature markets are likely to encounter weak demand for several years. We think the “steady Eddie” 10% growers—in what some might term stodgy sectors, including health care, consumer discretionary, and financials—can be solid-performing core holdings for the long term.

Respectfully submitted,

Robert W. Smith
Chairman of the Investment Advisory Committee

November 13, 2009

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

Risks of International Investing

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country or in a limited geographic region tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Glossary

Lipper averages: The averages of available mutual fund performance returns for specified periods in defined categories as tracked by Lipper Inc.

MSCI All Country World ex-U.S.A. Index: An index that measures equity market performance of developed and emerging countries, excluding the U.S.

Portfolio Highlights

Middle East and Africa				
Israel	1.1%	–	1.1%	0.6%
Morocco	–	–	–	0.1
Oman	0.6	–	0.6	–
Turkey	–	–	–	0.3
United Arab Emirates	0.8	–	0.8	0.0
Total Middle East and Africa	2.5%	0.0%	2.5%	1.0%
Americas				
Argentina	–	–	–	0.1%
Brazil	5.7%	–	5.7%	3.5
Canada	4.7	–	4.7	6.9
Chile	–	–	–	0.3
Mexico	2.8	–	2.8	0.9
Panama	–	–	–	–
Peru	–	–	–	0.1
United States	4.3	3.3%	7.6	–
Venezuela	–	–	–	–
Total Americas	17.5%	3.3%	20.8%	11.8%
South Africa				
South Africa	0.6%	–	0.6%	1.5%
Total South Africa	0.6%	0.0%	0.6%	1.5%
TOTAL*	96.8%	3.3%	100.0%	100.0%

*Totals for countries and regions are rounded to one decimal place and may not add to 100.0%.

Performance and Expenses
T. Rowe Price Institutional Foreign Equity Fund

Performance Comparison

This chart shows the value of a hypothetical $1 million investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Financial Highlights
T. Rowe Price Institutional Foreign Equity Fund

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments‡
T. Rowe Price Institutional Foreign Equity Fund
October 31, 2009

Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the fund's relative ownership, the following securities were considered affiliated companies for all or some portion of the year ended October 31, 2009. Purchase and sales cost and investment income reflect all activity for the period then ended.

Affiliate	Purchase Cost	Sales Cost	Investment Income	Value 10/31/09	Value 10/31/08
T. Rowe Price Reserve Investment Fund, 0.25%	¤	¤	$9^	$3,207	$2,333
Totals			$9	$3,207	$2,333

¤ Purchase and sale information not shown for cash management funds.

^ Excludes earnings on securities lending collateral investments, which are subject to rebates and fees as described in Note 3.

Amounts reflected on the accompanying financial statements include the following amounts related to affiliated companies:

Investment in securities, at cost	$3,207
Dividend income	9
Interest income	–
Investment income	$ 9
Realized gain (loss) on securities	$ –
Capital gain distributions from mutual funds	$ –

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities
T. Rowe Price Institutional Foreign Equity Fund
October 31, 2009
($000s, except shares and per share amounts)

Assets		
Investments in securities, at value (cost $49,282)	$	59,034
Receivable for investment securities sold		723
Foreign currency (cost $89)		89
Cash		82
Dividends and interest receivable		73
Other assets		939
Total assets		60,940
Liabilities		
Obligation to return securities lending collateral		1,649
Payable for investment securities purchased		910
Investment management fees payable		36
Due to affiliates		7
Other liabilities		874
Total liabilities		3,476
NET ASSETS	**$**	**57,464**
Net Assets Consist of:		
Undistributed net investment income	$	1,092
Accumulated undistributed net realized loss		(40,030)
Net unrealized gain		9,758
Paid-in capital applicable to 3,558,495 shares of $0.01 par value capital stock outstanding; 1,000,000,000 shares of the Corporation authorized		86,644
NET ASSETS	**$**	**57,464**
NET ASSET VALUE PER SHARE	**$**	**16.15**

The accompanying notes are an integral part of these financial statements.

Statement of Operations
T. Rowe Price Institutional Foreign Equity Fund
($000s)

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
T. Rowe Price Institutional Foreign Equity Fund
($000s)

Year Ended 10/31/09	10/31/08
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 1,170	$ 1,410
Net realized gain (loss)	(14,168)	15,541
Change in net unrealized gain (loss)	29,467	(73,851)
Increase (decrease) in net assets from operations	16,469	(56,900)
Distributions to shareholders		
Net investment income	(936)	(1,945)
Capital share transactions*		
Shares sold	622	12,308
Distributions reinvested	933	1,832
Shares redeemed	(8,356)	(70,416)
Redemption fees received	–	17
Decrease in net assets from capital share transactions	(6,801)	(56,259)
Net Assets		
Increase (decrease) during period	8,732	(115,104)
Beginning of period	48,732	163,836
End of period	**$ 57,464**	**$ 48,732**
Undistributed net investment income	1,092	858
*Share information		
Shares sold	51	580
Distributions reinvested	81	83
Shares redeemed	(656)	(3,297)
Decrease in shares outstanding	(524)	(2,634)

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
T. Rowe Price Institutional Foreign Equity Fund
October 31, 2009

T. Rowe Price Institutional International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Institutional Foreign Equity Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on September 7, 1989. The fund seeks long-term growth of capital through investments primarily in the common stocks of established, non-U.S. companies.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the accompanying financial statements may differ from the value the fund ultimately realizes on the securities. Further, fund management believes that no events have occurred between October 31, 2009, the date of this report, and December 22, 2009, the date of issuance of the financial statements, that require adjustment of, or disclosure in, the accompanying financial statements.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid annually. Capital gain distributions, if any, are generally declared and paid by the fund, annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Credits The fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

New Accounting Pronouncements On November 1, 2008, the fund adopted new accounting guidance that defines fair value, establishes the framework for measuring fair value, and expands the disclosures of fair value measurements in the financial statements. Adoption of this guidance did not have a material impact on the fund’s net assets or results of operations.

On May 1, 2009, the fund adopted new accounting guidance that requires enhanced disclosures about derivative and hedging activities, including how such activities are accounted for and their effect on financial position, performance, and cash flows. Adoption of this guidance had no impact on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s investments are reported at fair value as defined under GAAP. The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities. Debt securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

Valuation Inputs Various inputs are used to determine the value of the fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s investments, based on the inputs used to determine their values on October 31, 2009:

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging Markets At October 31, 2009, approximately 27% of the fund’s net assets were invested, either directly or indirectly, in securities of companies located in emerging markets, securities issued by governments of emerging market countries, and/or securities denominated in or linked to the currencies of emerging market countries. Emerging market securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities. In addition, emerging markets may be subject to greater political, economic and social uncertainty, and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars.

Repurchase Agreements All repurchase agreements are fully collateralized by U.S. government securities. Collateral is in the possession of the fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. Collateral is evaluated daily to ensure that its market value exceeds the delivery value of the repurchase agreements at maturity. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested by the fund’s lending agent(s) in accordance with investment guidelines approved by fund management. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. On October 31, 2009, the value of loaned securities was $1,516,000.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $29,407,000 and $37,990,000, respectively, for the year ended October 31, 2009.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after filing of the tax return but could be longer in certain circumstances.

For the year ended October 31, 2009, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect tax character:

Distributions during the years ended October 31, 2009 and October 31, 2008, totaled $936,000 and $1,945,000, respectively, and were characterized as ordinary income for tax purposes. At October 31, 2009, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales for tax purposes. The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of October 31, 2009, unused capital loss carryforwards expire as follows: $24,695,000 in fiscal 2011 and $13,879,000 in fiscal 2017. Further, approximately $15,309,000 of the fund’s unused carryforwards are subject to certain limitations on amounts and/or timing of use related to an ownership change.

NOTE 5 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, capital gains realized by the fund upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Tax expense attributable to income is accrued by the fund as a reduction of income. Current and deferred tax expense attributable to net capital gains is reflected as a component of realized and/or change in unrealized gain/loss on securities in the accompanying financial statements. At October 31, 2009, the fund had no deferred tax liability attributable to foreign securities and $22,704,000 of foreign capital loss carryforwards, including $387,000 that expire in 2009, $15,056,000 that expire in 2010, $3,515,000 that expire in 2011, $3,312,000 that expire in 2012, $36,000 that expire in 2013, $33,000 that expire in 2016, and $365,000 that expire in 2017.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price International, Inc. (the manager), a wholly owned subsidiary of T. Rowe Price Associates, Inc. (Price Associates), which is wholly owned by T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee equal to 0.70% of the fund’s average daily net assets. The fee is computed daily and paid monthly.

The fund is also subject to a contractual expense limitation through February 28, 2011. During the limitation period, the manager is required to waive its management fee and reimburse the fund for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the fund’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation of 1.50%. For a period of three years after the date of any reimbursement or waiver, the fund is required to repay the manager for expenses previously reimbursed and management fees waived to the extent its net assets have grown or expenses have declined sufficiently to allow repayment without causing the fund’s expense ratio to exceed its expense limitation. At October 31, 2009, there were no amounts subject to repayment by the fund. For the year ended October 31,2009, the fund operated below its expense limitation.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. For the year ended October 31, 2009, expenses incurred pursuant to these service agreements were $107,000 for Price Associates and $1,000 for T. Rowe Price Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of T. Rowe Price Institutional International Funds, Inc.
and Shareholders of T. Rowe Price Institutional Foreign Equity Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Institutional Foreign Equity Fund (one of the portfolios comprising T. Rowe Price Institutional International Funds, Inc., hereafter referred to as the “Fund”) at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodian, and confirmation of the underlying fund by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
December 22, 2009

Tax Information (Unaudited) for the Tax Year Ended 10/31/09

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

For taxable non-corporate shareholders, $1,252,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $21,000 of the fund’s income qualifies for the dividends-received deduction.

The fund will pass through foreign source income of $1,252,000 and foreign taxes paid of $78,000.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Directors and Officers

Your fund is governed by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of Board members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and T. Rowe Price International, Inc. (T. Rowe Price International); “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name (Year of Birth)
Year Elected*	Principal Occupation(s) During Past Five Years and Directorships of Other Public Companies
Jeremiah E. Casey (1940)	Director, National Life Insurance (2001 to 2005); Director, The Rouse Company, real estate developers
2006	(1990 to 2004)

Anthony W. Deering (1945)	Chairman, Exeter Capital, LLC, a private investment firm (2004 to present); Director, Under Armour
1991	(2008 to present); Director, Vornado Real Estate Investment Trust (2004 to present); Director, Mercantile
Bankshares (2002 to 2007); Member, Advisory Board, Deutsche Bank North America (2004 to present);
Director, Chairman of the Board, and Chief Executive Officer, The Rouse Company, real estate developers
(1997 to 2004)

Donald W. Dick, Jr. (1943)	Principal, EuroCapital Advisors, LLC, an acquisition and management advisory firm (1995 to present)
1989

Karen N. Horn (1943)	Director, Eli Lilly and Company (1987 to present); Director, Simon Property Group (2004 to present);
2003	Director, Norfolk Southern (2008 to present); Director, Georgia Pacific (2004 to 2005)

Theo C. Rodgers (1941)	President, A&R Development Corporation (1977 to present)
2006

John G. Schreiber (1946)	Owner/President, Centaur Capital Partners, Inc., a real estate investment company (1991 to present);
2001	Partner, Blackstone Real Estate Advisors, L.P. (1992 to present)

Mark R. Tercek (1957)	President and Chief Executive Officer, The Nature Conservancy (2008 to present); Managing Director,
2009	The Goldman Sachs Group, Inc. (1984 to 2008)

*Each independent director oversees 124 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price
Portfolios Overseen]	Principal Occupation(s) During Past Five Years and Directorships of Other Public Companies

Edward C. Bernard (1956)	Director and Vice President, T. Rowe Price; Vice Chairman of the Board, Director, and Vice President, T. Rowe
2006 [124]	Price Group, Inc.; Chairman of the Board, Director, and President, T. Rowe Price Investment Services, Inc.;
Chairman of the Board and Director, T. Rowe Price Global Asset Management Limited, T. Rowe Price Global
Investment Services Limited, T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Savings Bank, and
T. Rowe Price Services, Inc.; Director, T. Rowe Price International, Inc.; Chief Executive Officer, Chairman of
the Board, Director, and President, T. Rowe Price Trust Company; Chairman of the Board, all funds

Brian C. Rogers, CFA, CIC (1955)	Chief Investment Officer, Director, and Vice President, T. Rowe Price; Chairman of the Board, Chief Investment
2006 [69]	Officer, Director, and Vice President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price Trust Company

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With Institutional	Principal Occupation(s)
International Funds

Christopher D. Alderson (1962)	Chief Executive Officer, Director, and President, T. Rowe Price
President	International, Inc.; Vice President, T. Rowe Price Global Investment
Services Limited and T. Rowe Price Group, Inc.

Jeffrey W. Arricale, CPA (1971)	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Vice President

R. Scott Berg, CFA (1972)	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Executive Vice President

Mark C.J. Bickford-Smith (1962)	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price
Vice President	International, Inc.

Richard N. Clattenburg, CFA (1979)	Vice President, T. Rowe Price, T. Rowe Price Global Investment Services
Vice President	Limited, and T. Rowe Price Group, Inc.; formerly Financial Analyst,
Goldman Sachs (to 2005)

Michael J. Conelius, CFA (1964)	Vice President, T. Rowe Price, T. Rowe Price Global Investment Services
Executive Vice President	Limited, T. Rowe Price Group, Inc., T. Rowe Price International, Inc., and
T. Rowe Price Trust Company

Mark J.T. Edwards (1957)	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price
Vice President	International, Inc.

Henry M. Ellenbogen (1973)	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Vice President

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price
Vice President	International, Inc., and T. Rowe Price Trust Company

Robert N. Gensler (1957)	Vice President, T. Rowe Price, T. Rowe Price Global Investment Services
Executive Vice President	Limited, T. Rowe Price Group, Inc., and T. Rowe Price International, Inc.

John R. Gilner (1961)	Chief Compliance Officer and Vice President, T. Rowe Price; Vice President,
Chief Compliance Officer	T. Rowe Price Group, Inc., and T. Rowe Price Investment Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price Trust Company
Vice President

M. Campbell Gunn (1956)	Vice President, T. Rowe Price Global Investment Services Limited,
Vice President	T. Rowe Price Group, Inc., and T. Rowe Price International, Inc.

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price
Treasurer	Trust Company; formerly Partner, PricewaterhouseCoopers, LLP
(to 2007)

Kris H. Jenner, M.D., D.Phil. (1962)	Vice President, T. Rowe Price, T. Rowe Price Global Investment Services
Vice President	Limited, and T. Rowe Price Group, Inc.

Ian D. Kelson (1956)	Vice President, T. Rowe Price, T. Rowe Price Global Investment Services
Executive Vice President	Limited, T. Rowe Price Group, Inc., and T. Rowe Price International, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and T. Rowe Price Investment
Secretary	Services, Inc.

Anh Lu (1968)	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price
Vice President	International, Inc.

Charles M. Ober, CFA (1950)	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Vice President

David Oestreicher (1967)	Director and Vice President, T. Rowe Price Investment Services, Inc.,
Vice President	T. Rowe Price Trust Company, and T. Rowe Price Services, Inc.; Vice
President, T. Rowe Price, T. Rowe Price Global Asset Management Limited,
T. Rowe Price Global Investment Services Limited, T. Rowe Price Group,
Inc., T. Rowe Price International, Inc., and T. Rowe Price Retirement Plan
Services, Inc.

Gonzalo Pángaro, CFA (1968)	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price
Executive Vice President	International, Inc.

Joseph Rohm (1966)	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International,
Executive Vice President	Inc.; formerly Equity Analyst, Insight Investment (to 2005)

Jeffrey Rottinghaus, CPA (1970)	Vice President, T. Rowe Price, T. Rowe Price Global Investment Services
Vice President	Limited, and T. Rowe Price Group, Inc.

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price Investment Services, Inc., and
Vice President	T. Rowe Price Services, Inc.

Robert W. Sharps, CFA, CPA (1971)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price
Vice President	Trust Company

Robert W. Smith (1961)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price
Executive Vice President	Trust Company

Dean Tenerelli (1964)	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price
Vice President	International, Inc.

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $2,179,000 and $2,174,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Institutional International Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	December 22, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	December 22, 2009

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	December 22, 2009